SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 12)

Braemar Hotels & Resorts Inc.

(Name of Issuer)

Common Stock

(Title of Class of Securities)

10482B101

(CUSIP Number)

Mark Crockwell
5B Waterloo Lane
Pembroke, D0, HM 08
1 441 298 8104

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

07/23/2026

(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§ 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. ☐

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

CUSIP Number(s): 10482B101

1	Name of reporting person Al Shams Investments LTD (0001765296)		
2	Check the appropriate box if a member of a Group (See Instructions) ☐ (a) ☐ (b)		
3	SEC use only		
4	Source of funds (See Instructions) AF		
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐		
6	Citizenship or place of organization BERMUDA		
Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00	
	8	Shared Voting Power 6,513,000.00	
	9	Sole Dispositive Power 0.00	
	10	Shared Dispositive Power 6,513,000.00	
11	Aggregate amount beneficially owned by each reporting person 6,513,000.00		
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐		
13	Percent of class represented by amount in Row (11) 9.55 %		
14	Type of Reporting Person (See Instructions) CO		

Comment for Type of Reporting Person:

SCHEDULE 13D

CUSIP Number(s): 10482B101

1	Name of reporting person Wafic Rida Said	
2	Check the appropriate box if a member of a Group (See Instructions) ☐ (a) ☐ (b)	
3	SEC use only	
4	Source of funds (See Instructions) PF	
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐	
6	Citizenship or place of organization CANADA (FEDERAL LEVEL)	
Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 6,513,000.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 6,513,000.00
11	Aggregate amount beneficially owned by each reporting person 6,513,000.00	
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐	
13	Percent of class represented by amount in Row (11) 9.55 %	
14	Type of Reporting Person (See Instructions) IN	

Comment for Type of Reporting Person:

SCHEDULE 13D

Item 1. **Security and Issuer**

(a) **Title of Class of Securities:**
Common Stock

(b) **Name of Issuer:**
Braemar Hotels & Resorts Inc.

(c) **Address of Issuer's Principal Executive Offices:**
14185 DALLAS PARKWAY, SUITE 1100, DALLAS, TX 75254

Item 4. **Purpose of Transaction**

Item 4 is hereby amended to add the following:

On July 23, 2026, the Reporting Persons issued a press release (the "July 23, 2026 press release"), which included a statement from Wafic Rida Said regarding the Issuer's recent statements about the Reporting Persons and Mr. Said.

The foregoing summary of the July 23, 2026 press release does not purport to be complete and is subject to, and qualified in its entirety by, the July 23, 2026 press release, a copy of which is attached here as Exhibit 11 and incorporated herein by reference.

Item 7. **Material to be Filed as Exhibits.**

Press Release, issued July 23, 2026

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Al Shams Investments LTD

Signature: /s/ Mark Crockwell

Name/Title: Mark Crockwell, Director

Date: 07/23/2026

Wafic Rida Said

Signature: /s/ Mark Crockwell

Name/Title: Mark Crockwell, Attorney-in-Fact

Date: 07/23/2026

Comments accompanying signature: